UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 18, 2017

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United Financial Bancorp, Inc.

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Connecticut	001-35028	27-3577029
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Glastonbury Boulevard, Suite 200, Glastonbury, CT	06033
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (860) 291-3600
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02.	Results of Operations and Financial Condition
On July 18, 2017, United Financial Bancorp, Inc. issued a press release describing its results of operation for the quarter ended June 30, 2017. The press release announcing financial results is included as Exhibit 99.1 to this report and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure
On July 18, 2017, United Financial Bancorp, Inc. made available its presentation slides to accompany the earnings press release. The presentation includes among other things, a review of the financial results and trends through the period ending June 30, 2017. Copies of these materials are attached as Exhibit 99.2 to this filing.

Item 9.01.	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Number	Description
Exhibit 99.1	Press Release Dated July 18, 2017.
Exhibit 99.2	Investor Presentation Dated Second Quarter 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2017	UNITED FINANCIAL BANCORP, INC. Registrant

	By:	/s/ Eric R. Newell
Eric R. Newell Executive Vice President/ Chief Financial Officer

Exhibit Index

Number	Description
Exhibit 99.1	Press Release Dated July 18, 2017.
Exhibit 99.2	Investor Presentation Dated Second Quarter 2017.